SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 18, 1997



                      CNL AMERICAN PROPERTIES FUND, INC.
              (Exact Name of Registrant as Specified in Charter)



            Florida                       33-78790              59-3239115
 (State or other jurisdiction    (Commission File Number)    (IRS Employer
       of incorporation)                                   Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574









ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, CNL American Properties Fund, Inc. (the "Company") registered for sale an aggregate of $165,000,000 of shares of common stock (the "Shares") (16,500,000 Shares at $10 per Share). The Company completed its offering (the "Initial Offering") on February 6, 1997, upon receiving aggregate subscription proceeds of $150,591,765 (15,059,177 Shares) from 7,724 stockholders, including $591,765
(59,177 Shares) issued pursuant to the Company's reinvestment plan. Following the completion of its Initial Offering, the Company commenced an offering of up to 27,500,000 Shares (the "Subsequent Offering"). As of April 2, 1997, the Company had received aggregate subscription proceeds of $27,535,682 (2,753,568 Shares) including $269,388 (26,939 Shares) issued pursuant to the Reinvestment Plan, from 1,253 stockholders in connection with the Subsequent Offering.

         As stated in the registration statement of the Company, including the Prospectus which constitutes a part thereof, as amended, the proceeds of the Initial and Subsequent Offerings will be used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to creditworthy operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

         ACQUISITION OF PROPERTIES

         Between March 7, 1997 and April 2, 1997, the Company acquired 19 Properties, including seven Properties consisting of land and building, four Properties consisting of building only and eight Properties consisting of land only, with the proceeds of the Initial Offering. These Properties are two Jack in the Box Properties (one in each of Houston, Texas, and Oxnard, California), four Black-eyed Pea Properties (one in each of Bedford, Dallas and Fort Worth, Texas; and Oklahoma City, Oklahoma), one Bennigan's Property (in Arvada, Colorado), three Boston Market Properties (one in each of Cedar Park, Texas; Collinsville, Illinois; and Taylorsville, Utah) one Burger King Property (in Ooltewah, Tennessee) and eight Pizza Hut Properties (one in each of Wellsburg, West Virginia; Bolivar, Carrollton, Millersburg, Steubenville and Uhrichsville, Ohio; and two in New Philadelphia, Ohio) (hereinafter referred to as the "Eight Pizza Hut Properties").

         In connection with the purchase of the two Jack in the Box Properties, the Bennigan's Property, the three Boston Market Properties and the Burger King Property, which are land and building, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees.

         In connection with the Black-eyed Pea Properties in Bedford, Dallas and Fort Worth, Texas; and Oklahoma City, Oklahoma, which are building only, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. In addition, the Company has entered into landlord estoppel agreements with the landlords of the land and collateral


                                      -1-







assignments of the ground leases with the lessees in order to provide the Company with certain rights with respect to the land on which the buildings are located.

         The purchase price for the Burger King Property in Ooltewah, Tennessee, includes a development fee of $100,000 to an affiliate of the advisor for services provided in connection with the development of the Property. The Company considers development fees, to the extent that they are paid to affiliates, to be acquisition fees. Such development fees must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions, subject to a determination that such transactions are fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties and not less favorable than those available from the advisor or its affiliates in transactions with unaffiliated third parties.

         In connection with the Eight Pizza Hut Properties, which are land only, the Company acquired the land and is leasing these eight parcels to the lessee, Castle Hill Holdings VII, L.L.C. ("Castle Hill"), pursuant to a master lease agreement (the "Master Lease Agreement"). Castle Hill has subleased the Eight Pizza Hut Properties to one of its affiliates, Midland Food Services III, L.L.C., which is the operator of the restaurants. The Master Lease Agreement is on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments and sales and use taxes. If the lessee does not exercise its option to purchase the Properties upon termination of the Master Lease Agreement, the sublessee and lessee will surrender possession of the Properties to the Company, together with any improvements on such Properties. The lessee owns the buildings located on the Eight Pizza Hut Properties. In addition, the Company provided mortgage financing of $4,200,000 to the lessee of the Eight Pizza Hut Properties pursuant to a mortgage loan evidenced by a master mortgage note (the "Master Mortgage Note") which is collateralized by the building improvements on the Eight Pizza Hut Properties and three additional properties. The Master Mortgage Note bears interest at a rate of 10.50% per annum and principal and interest are due in equal monthly installments over 20 years starting May 1, 1997. The Master Mortgage Note equals approximately 88 percent of the appraised value of the related buildings. Management believes that, due to the fact that the Company owns the underlying land relating to the Eight Pizza Hut Properties and due to other underwriting criteria, the Company has sufficient collateral for the Master Mortgage Note.

         The following table sets forth the location of the 19 Properties, including seven Properties consisting of land and building, four Properties consisting of building only and eight Properties consisting of land only, acquired by the Company, from March 7, 1997 through April 2, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                                      -2-


                                            PROPERTY ACQUISITIONS
                                  From March 7, 1997 through April 2, 1997
                                                         Lease Expira-
Property Location and            Purchase      Date         tion and          Minimum                            Option
Competition                      Price (1)   Acquired   Renewal Options   Annual Rent (2)   Percentage Rent    To Purchase
---------------------          -----------   --------   ---------------   ---------------   ---------------   ------------
JACK IN THE BOX (11)           $905,945      03/18/97   03/2015; four     $92,859 (6);      for each lease    at any time
(the "Houston #4 Property")    (3)(6)                   five-year         increases by 8%   year, (i) 5% of   after the
Restaurant to be                                        renewal options   after the fifth   annual gross      seventh
constructed                                                               lease year and    sales minus       lease year
                                                                          after every       (ii) the
The Houston #4 Property is                                                five years        minimum annual
located on the southeast                                                  thereafter        rent for such
corner of Hempstead Highway                                               during the        lease year (5)
and 34th Street, in                                                       lease term
Houston, Harris County,
Texas, in an area of mixed
commercial and residential
development.

BLACK-EYED PEA (7)(10)         $620,336      03/26/97   06/2013           $79,560;          None              at any time
(the "Bedford Property")                                                  increases to                        after the
Existing restaurant                                                       $81,950 during                      fifth lease
                                                                          the eleventh                        year
The Bedford Property is                                                   through
located within the                                                        sixteenth lease
northeast quadrant of State                                               years
Highway 121 and Parkwood
Drive, in Bedford, Tarrant
County, Texas, in an area
of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Bedford
Property include several
local restaurants.
                                      -3-



                                                         Lease Expira-
Property Location and            Purchase      Date         tion and          Minimum                            Option
Competition                      Price (1)   Acquired   Renewal Options   Annual Rent (2)   Percentage Rent    To Purchase
---------------------          -----------   --------   ---------------   ---------------   ---------------   ------------
BLACK-EYED PEA (7)(10)         $620,320      03/26/97   05/2016           $75,182;          None              at any time
(the "Dallas Property")                                                   increases to                        after the
Existing restaurant                                                       $78,294 during                      fifth lease
                                                                          the eleventh                        year
The Dallas Property is                                                    through
located on the south side                                                 nineteenth
of West Northwest Highway                                                 lease years
between Loop 12 and
Interstate Highway 35E, in
Dallas, Dallas County,
Texas, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located
in proximity to the Dallas
Property include an Olive
Garden, a Red Lobster, a
Chili's, a Tony Roma's, and
several local restaurants.

BLACK-EYED PEA (7)(10)         $620,323      03/26/97   04/2011           $84,305;          None              at any time
(the "Forth Worth                                                         increases to                        after the
Property")                                                                $86,048 during                      fifth lease
Existing restaurant                                                       the eleventh                        year
                                                                          through
The Fort Worth Property is                                                fourteenth
located on the south side                                                 lease years
of Camp Bowie Boulevard
between Hillsdale Road and
Bernie Anderson Avenue, in
Fort Worth, Tarrant County,
Texas, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located
in proximity to the Fort
Worth Property include a
McDonald's, a Boston
Market, and several local
restaurants.
                                      -4-




                                                         Lease Expira-
Property Location and            Purchase      Date         tion and          Minimum                            Option
Competition                      Price (1)   Acquired   Renewal Options   Annual Rent (2)   Percentage Rent    To Purchase
---------------------          -----------   --------   ---------------   ---------------   ---------------   ------------
BLACK-EYED PEA (7)             $617,022      03/26/97   04/2012           $81,660;          None              at any time
(the "Oklahoma City                                                       increases to                        after the
Property")                                                                $83,680 during                      fifth lease
Existing restaurant                                                       the eleventh                        year
                                                                          through
The Oklahoma City Property                                                fifteenth lease
is located on the south                                                   years
side of Interstate Highway
240, east of South
Pennsylvania Avenue, in
Oklahoma City, Oklahoma
County, Oklahoma, in an
area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Oklahoma
City Property include a
Hardee's, a Denny's, a
Ryan's Family Steak House,
a Wendy's, a Western
Sizzlin, a Golden Corral,
and several local
restaurants.

EIGHT PIZZA HUT PROPERTIES     $1,575,622    03/27/97   03/2017; two      $165,440;         None              at any time
- Land only - (8)(9)                                    ten-year          increases by                        after the
located in Bolivar, Ohio                                renewal options   10% after the                       seventh
(the "Bolivar Property"),                                                 fifth and tenth                     lease year
Carrollton, Ohio (the                                                     lease years and
"Carrollton Property"),                                                   12% after the
Millersburg, Ohio (the                                                    fifteenth lease
"Millersburg Property"),                                                  year
New Philadelphia, Ohio (the
"New Philadelphia #1
Property"), New
Philadelphia, Ohio (the
"New Philadelphia #2
Property"), Steubenville,
Ohio (the "Steubenville
Property"), Uhrichsville,
Ohio (the "Uhrichsville
Property") and Wellsburg,
West Virginia (the
"Wellsburg Property")
                                      -5-






                                                         Lease Expira-
Property Location and            Purchase      Date         tion and          Minimum                            Option
Competition                      Price (1)   Acquired   Renewal Options   Annual Rent (2)   Percentage Rent    To Purchase
---------------------          -----------   --------   ---------------   ---------------   ---------------   ------------
The Bolivar Property is
located on the north side
of Edgebrook Boulevard just
west of State Road 212 and
east of Wilkshire
Boulevard, in Bolivar,
Tuscarawas County, Ohio, in
an area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Bolivar
Property include a
McDonald's, a Wendy's, and
several local restaurants.

The Carrollton Property is
located on the east side of
Canton Road Northwest, in
Carrollton, Carroll County,
Ohio, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located
in proximity to the
Carrollton Property include
a Dairy Queen, a
McDonald's, a Subway
Sandwich Shop, and several
local restaurants.

The Millersburg Property is
located on the east side of
State Road 83 just south of
Country Road 58, in
Millersburg, Holmes County,
Ohio, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located
in proximity to the
Millersburg Property
include a McDonald's, a
Subway Sandwich Shop, and
several local restaurants.

                                      -6-






                                                         Lease Expira-
Property Location and            Purchase      Date         tion and          Minimum                            Option
Competition                      Price (1)   Acquired   Renewal Options   Annual Rent (2)   Percentage Rent    To Purchase
---------------------          -----------   --------   ---------------   ---------------   ---------------   ------------
The New Philadelphia #1
Property is located on the
north side of West High
Avenue east of its
intersection with 12th
Street, in New
Philadelphia, Tuscarawas
County, Ohio, in an area of
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the New
Philadelphia #1 Property
include a Burger King, a
Long John Silver's, a Taco
Bell, a Denny's, an Elby's
Big Boy, a Hardee's,
McDonald's, and several
local restaurants.

The New Philadelphia #2
Property is located on the
east side of Fourth Street
Northwest, in New
Philadelphia, Tuscarawas
County, Ohio, in an area of
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the New
Philadelphia Property
include a Burger King, a
McDonald's, an Arby's, a
Wendy's, and a Papa John's.


                                      -7-






                                                         Lease Expira-
Property Location and            Purchase      Date         tion and          Minimum                            Option
Competition                      Price (1)   Acquired   Renewal Options   Annual Rent (2)   Percentage Rent    To Purchase
---------------------          -----------   --------   ---------------   ---------------   ---------------   ------------
The Steubenville Property
is located on the north
side of Sunset Boulevard,
west of U.S. 22, in
Steubenville, Jefferson
County, Ohio, in an area of
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the
Steubenville Property
include a McDonald's, a
Burger King, a Taco Bell,
and a Bob Evans.

The Uhrichsville Property
is located on the west side
of Commerce Drive, and also
has frontage along the
easterly right-of-way of
U.S. 250, in Uhrichsville,
Tuscarawas County, Ohio, in
an area of mixed retail,
commercial, and residential
development.  Other fast-
food and family- style
restaurants located in
proximity to the
Uhrichsville Property
include an Arby's, a KFC, a
McDonald's, and several
local restaurants.

The Wellsburg Property is
located on the west side of
Commerce Street, in
Wellsburg, Brooke County,
West Virginia, in an area
of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Wellsburg
Property include a Dairy
Queen and a Wendy's.

                                      -8-







                                                         Lease Expira-
Property Location and            Purchase      Date         tion and          Minimum                            Option
Competition                      Price (1)   Acquired   Renewal Options   Annual Rent (2)   Percentage Rent    To Purchase
---------------------          -----------   --------   ---------------   ---------------   ---------------   ------------
JACK IN THE BOX (11)           $1,245,340    04/01/97   03/2015; four     $127,647 (6);     for each lease    at any time
(the "Oxnard Property")        (3)(6)                   five-year         increases by 8%   year, (i) 5% of   after the
Restaurant to be                                        renewal options   after the fifth   annual gross      seventh
constructed                                                               lease year and    sales minus       lease year
                                                                          after every       (ii) the
The Oxnard Property is                                                    five years        minimum annual
located at the southeast                                                  thereafter        rent for such
quadrant of the                                                           during the        lease year (5)
intersection of Victoria                                                  lease term
Avenue and Fifth Street, in
Oxnard, Ventura County,
California, in an area of
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Oxnard
Property include several
local restaurants.

BENNIGAN'S                     $1,909,167    04/01/97   03/2012; three    $198,076;         for each lease    at any time
(the "Arvada #1 Property")                              five-year         increases by      year, (i) 6% of   after the
Existing restaurant                                     renewal options   10% after the     annual gross      fifth lease
                                                                          fifth lease       sales minus       year
The Arvada Property is                                                    year and after    (ii) the
located on the east side of                                               every five        minimum annual
Wadsworth Bypass on the                                                   years             rent for such
northeast quadrant of 53rd                                                thereafter        lease year
Avenue and Wadsworth                                                      during the
Bypass, in Arvada,                                                        lease term
Jefferson County, Colorado,
in an area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Arvada
Property include an
Applebee's, a Ruby Tuesday,
an IHOP, a Fazoli's, and
several local restaurants.

                                      -9-






                                                         Lease Expira-
Property Location and            Purchase      Date         tion and          Minimum                            Option
Competition                      Price (1)   Acquired   Renewal Options   Annual Rent (2)   Percentage Rent    To Purchase
---------------------          -----------   --------   ---------------   ---------------   ---------------   ------------
BOSTON MARKET                  $558,127      04/02/97   04/2012; five     10.38% of Total   for each lease    at any time
(the "Cedar Park Property")    (excluding               five-year         Cost (4);         year after the    after the
Restaurant to be               development              renewal options   increases by      fifth lease       fifth lease
constructed                    costs) (3)                                 10% after the     year (i) 4% of    year
                                                                          fifth lease       annual gross
The Cedar Park Property is                                                year and after    sales minus
located within the                                                        every five        (ii) the
northwest corner of the                                                   years             minimum annual
intersection of FM 1431 and                                               thereafter        rent for such
U.S. Highway 183, in Cedar                                                during the        lease year
Park, Williamson County,                                                  lease term
Texas, in an area of mixed
retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located
in proximity to the Cedar
Park Property include a
McDonald's, a Taco Bell, a
KFC, a Pizza Hut, a Mr.
Gatti's, a Wendy's, and a
Burger King.

BOSTON MARKET                  $474,700      04/02/97   04/2012; five     10.38% of Total   for each lease    at any time
(the "Collinsville             (excluding               five-year         Cost (4);         year after the    after the
Property")                     development              renewal options   increases by      fifth lease       fifth lease
Restaurant to be               costs) (3)                                 10% after the     year (i) 5% of    year
constructed                                                               fifth lease       annual gross
                                                                          year and after    sales minus
The Collinsville  Property                                                every five        (ii) the
is located on the southeast                                               years             minimum annual
corner of Collinsport Drive                                               thereafter        rent for such
and State Highway 157, in                                                 during the        lease year
Collinsville, Madison                                                     lease term
County, Illinois, in an
area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the
Collinsville Property
include a Steak n Shake, a
Dairy Queen, a Burger King,
a Bob Evans, a Shoney's, an
Arby's, a White Castle, a
Ponderosa, a McDonald's, a
Waffle House, a Denny's, a
Wendy's, a Long John
Silver's, a Hardee's, a
Pizza Hut and several local
restaurants.

                                      -10-





                                                         Lease Expira-
Property Location and            Purchase      Date         tion and          Minimum                            Option
Competition                      Price (1)   Acquired   Renewal Options   Annual Rent (2)   Percentage Rent    To Purchase
---------------------          -----------   --------   ---------------   ---------------   ---------------   ------------
BOSTON MARKET                  $861,015      04/02/97   04/2012; five     10.38% of Total   for each lease    at any time
(the "Taylorsville             (excluding               five-year         Cost (4);         year after the    after the
Property")                     development              renewal options   increases by      fifth lease       fifth lease
Restaurant to be               costs) (3)                                 10% after the     year (i) 5% of    year
constructed                                                               fifth lease       annual gross
                                                                          year and after    sales minus
The Taylorsville Property                                                 every five        (ii) the
is located on the east side                                               years             minimum annual
of South Redwood Road                                                     thereafter        rent for such
within the Walmart shopping                                               during the        lease year
center, in Taylorsville,                                                  lease term
Salt Lake County, Utah, in
an area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the
Taylorsville Property
include a McDonald's, an
Arby's, a Fuddruckers, an
Applebee's, a Burger King,
a Kenny Rogers Roasters,
and several local
restaurants.

BURGER KING                    $652,350      04/02/97   04/2017; two      11% of Total      for each lease    None
(the "Ooltewah Property")      (excluding               five-year         Cost (4)          year, (i) 8.5%
Restaurant to be               development              renewal options                     of annual gross
constructed                    costs) (3)                                                   sales minus
                                                                                            (ii) the
The Ooltewah Property is                                                                    minimum annual
located at the southwest                                                                    rent for such
quadrant of Lee Highway and                                                                 lease
Collegedale-Ooltewah
Connector Road, in
Ooltewah, Hamilton County,
Tennessee, in an area of
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Ooltewah
Property include a Wendy's,
a Subway Sandwich Shop, a
Little Caesar's, a Taco
Bell, a McDonald's, an
Arby's, a Hardee's, and a
Waffle House.


                                                    -11-



FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

      Property                 Federal Tax Basis
      --------                 -----------------

      Houston #4 Property         $  539,000
      Bedford Property               653,000
      Dallas Property                652,000
      Fort Worth Property            653,000
      Oklahoma City Property         649,000
      Oxnard Property                633,000
      Arvada #1 Property           1,298,000
      Cedar Park Property            323,000
      Collinsville Property          372,000
      Taylorsville Property          508,000
      Ooltewah Property              727,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Cedar Park, Collinsville and Taylorsville Properties, minimum annual rent will become due and payable on the date the tenant receives from the landlord its final funding of the construction costs. For the Ooltewah Property, minimum annual rent will become due and payable on the possession date, which is July 31, 1997 (the "Possession Date"). During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Cedar Park, Collinsville and Taylorsville Properties, as described above, the tenant shall pay monthly "interim rent" equal to 10.38% per annum of the amount funded by the Company in connection with the purchase and construction of the Properties.

(3) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:
                                                         Estimated Final
      Property                  Estimated Maximum Cost   Completion Date
      --------                  ----------------------   ---------------

      Houston #4 Property            $  905,945          September 14, 1997
      Oxnard Property                 1,245,340          September 28, 1997
      Cedar Park Property               829,172          September 29, 1997
      Collinsville Property             795,476          September 29, 1997
      Taylorsville Property           1,309,574          September 29, 1997
      Ooltewah Property               1,253,115          July 31, 1997


                                     -12-






(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6) The Company paid for all construction costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(7) The Company owns the building only for this Property. The Company does not own the underlying land; although, the Company entered into a landlord estoppel agreement with the landlord of the land and a collateral assignment of the ground lease with the lessee in order to provide the Company with certain rights with respect to the land on which the building is located.

(8) The lease relating to this Property is a land lease only. The Company entered into a Mortgage Loan evidenced by a Master Mortgage Note for $4,200,000 collateralized by building improvements. The Master Mortgage Note bears interest at a rate of 10.50% per annum and principal and interest will be collected in equal monthly installments over 20 years beginning in May 1997.

(9) The Company entered into a Master Lease Agreement for the Bolivar, Carrollton, Millersburg, New Philadelphia #1, New Philadelphia #2, Steubenville and Uhrichsville, Ohio, and Wellsburg, West Virginia Properties.

(10) The lessee of the Bedford, Dallas, and Forth Worth Properties is the same unaffiliated lessee.

(11) The lessee of the Houston #4 and the Oxnard Properties is the same unaffiliated lessee.


                                     -13-








                   PRO FORMA ESTIMATE OF TAXABLE INCOME BEFORE DIVIDENDS PAID DEDUCTION OF
                                     CNL AMERICAN PROPERTIES FUND, INC.
                   GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM MARCH 7, 1997
                                            THROUGH APRIL 2, 1997
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income before dividends paid deduction of each Property acquired by the Company from March 7, 1997 through April 2, 1997, for the
12-month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of the Company for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.

                                            Jack in the Box        Black-eyed Pea     Black-eyed Pea
                                         Houston #4, TX (7)(8)     Bedford, TX (9)    Dallas, TX (9)
                                         ---------------------     ---------------    --------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                                  $ 92,859              $ 79,560          $ 75,182
Interest Income (2)                                  -                     -                 -
                                               --------              --------          --------
  Total Revenues                                 92,859                79,560            75,182
                                               --------              --------          --------

Asset Management Fees (3)                        (5,430)               (3,716)           (3,716)
Mortgage Management Fee (4)                          -                     -                 -
General and Administrative
  Expenses (5)                                   (5,757)               (4,933)           (4,661)
                                               --------              --------          --------
    Total Operating Expenses                    (11,187)               (8,649)           (8,377)
                                               --------              --------          --------

Estimated Cash Available from
  Operations                                     81,672                70,911            66,805

Depreciation and Amortization
  Expense (6)                                   (13,833)              (16,731)          (16,731)
                                               --------              --------          --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                     $ 67,839              $ 54,180          $ 50,074
                                               ========              ========          ========


                                                See Footnotes

                                                    -14-







                                  Black-eyed Pea      Black-eyed Pea     Eight Pizza Hut    Jack in the Box
                                Fort Worth, TX (9)   Oklahoma City, OK      Properties     Oxnard, CA (7)(8)
                                ------------------   -----------------   ---------------   -----------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                            $ 84,305            $ 81,660          $165,440            $127,647
Interest Income (2)                            -                   -            437,918                  -
                                         --------            --------          --------            --------
  Total Revenues                           84,305              81,660           603,358             127,647
                                         --------            --------          --------            --------

Asset Management Fees (3)                  (3,716)             (3,696)           (9,454)             (7,466)
Mortgage Management Fee (4)                    -                   -            (25,200)                 -
General and Administrative
  Expenses (5)                             (5,227)             (5,063)          (37,408)             (7,914)
                                         --------            --------          --------            --------
    Total Operating Expenses               (8,943)             (8,759)          (72,062)            (15,380)
                                         --------            --------          --------            --------

Estimated Cash Available from
  Operations                               75,362              72,901           531,296             112,267

Depreciation and Amortization
  Expense (6)                             (16,731)            (16,642)          (11,340)            (16,227)
                                         --------            --------          --------            --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company               $ 58,631            $ 56,259          $519,956            $ 96,040
                                         ========            ========          ========            ========



                                                See Footnotes

                                                    -15-









                                                Bennigan's       Boston Market         Boston Market
                                              Arvada #1, CO    Cedar Park, TX(7)   Collinsville, IL (7)
                                              -------------    -----------------   --------------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                                  $ 198,076         $   86,068          $  82,570
Interest Income (2)                                   -                  -                  -
                                               ---------         ----------          ---------
  Total Revenues                                 198,076             86,068             82,570
                                               ---------         ----------          ---------

Asset Management Fees (3)                        (11,442)            (4,922)            (4,722)
Mortgage Management Fee (4)                           -                  -                  -
General and Administrative
  Expenses (5)                                   (12,281)            (5,336)            (5,119)
                                               ---------         ----------          ---------
    Total Operating Expenses                     (23,723)           (10,258)            (9,841)
                                               ---------         ----------          ---------

Estimated Cash Available from
  Operations                                     174,353             75,810             72,729

Depreciation and Amortization
  Expense (6)                                    (33,275)            (8,277)            (9,537)
                                               ---------         ----------          ---------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                     $ 141,078         $   67,533          $  63,192
                                               =========         ==========          =========


                                                See Footnotes

                                                    -16-






                                           Boston Market        Burger King
                                       Taylorsville, UT (7)   Ooltewah, TN (7)         Total
                                       --------------------   ----------------       ---------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                              $  135,934          $  132,541           $1,341,842
Interest Income (2)                                -                   -               437,918
                                           ----------          ----------           ----------
  Total Revenues                              135,934             132,541            1,779,760
                                           ----------          ----------           ----------

Asset Management Fees (3)                      (7,780)             (7,205)             (73,265)
Mortgage Management Fee (4)                        -                   -               (25,200)
General and Administrative
  Expenses (5)                                 (8,428)             (8,218)            (110,345)
                                           ----------          ----------           ----------
    Total Operating Expenses                  (16,208)            (15,423)            (208,810)
                                           ----------          ----------           ----------

Estimated Cash Available from
  Operations                                  119,726             117,118            1,570,950

Depreciation and Amortization
  Expense (6)                                 (13,026)            (18,642)            (190,992)
                                           ----------          ----------           ----------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company                 $  106,700          $   98,476           $1,379,958
                                           ==========          ==========           ==========


                                                See Footnotes

                                                    -17-




FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Company entered into a Master Mortgage Note agreement for $4,200,000, collateralized by building improvements located on the Eight Pizza Hut Properties, the Pizza Hut property in Dover, Ohio, and two additional Pizza Hut Properties in Wintersville, Ohio, and Weirton, West Virginia. The Master Mortgage Note bears interest at a rate of 10.50% per annum and principal and interest will be collected in equal monthly installments over 20 years beginning in May 1997. Amount does not include $21,000 of loan commitment fees and $21,000 in loan origination fees collected by the Company at closing from the borrower.

(3) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(4) For managing the mortgage loans, the Advisor will be entitled to receive a monthly mortgage management fee of one-twelfth of .60% of the total principal amount of the mortgage loans as of the end of the preceding month.

(5) Estimated at 6.2% of gross rental and interest income based on the previous experience of affiliates of the advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(6) The estimated federal tax basis of the depreciable portion (the building portion) of each Property has been depreciated on the straight-line method over 39 years. In connection with the Eight Pizza Hut Properties, the Pizza Hut property in Dover, Ohio, and the two additional Pizza Hut Properties in Wintersville, Ohio, and Weirton, West Virginia, acquisition fees allocated to the Master Mortgage Note have been amortized on a straight-line basis over the life of the agreement (20 years).

(7) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

      Property                      Estimated Final Completion Date
      --------                      -------------------------------

      Houston #4 Property           September 14, 1997
      Oxnard Property               September 28, 1997
      Cedar Park Property           September 29, 1997
      Collinsville Property         September 29, 1997
      Taylorsville Property         September 29, 1997
      Ooltewah Property             July 31, 1997

(8) The lessee of the Houston #4 and Oxnard Properties is the same unaffiliated lessee.

(9) The lessee of the Bedford, Dallas, and Forth Worth Properties is the same unaffiliated lessee.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

ITEM 5.     OTHER EVENTS.

                  At the Company's annual meeting of stockholders held on
            April 4, 1997, the stockholders approved amendments to the Company's Amended and Restated Articles of Incorporation increasing the number of authorized shares of common stock from 46,000,000 shares to 156,000,000 shares (consisting of 75,000,000
            Common Shares, 3,000,000 Preferred Shares and 78,000,000 Excess Shares).

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.

                  Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS


                                                                       Page

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of December 31, 1996        22

   Pro Forma Consolidated Statement of Earnings for the year
     ended December 31, 1996                                           23

   Notes to Pro Forma Consolidated Financial Statements for the
     years ended December 31, 1996                                     24

                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through December 31, 1996, including the receipt of $139,247,149 in gross offering proceeds from the sale of 13,924,715 shares of common stock pursuant to a Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, and the application of such proceeds to purchase 94 properties (including 51 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, seven properties which consist of building only and 35 properties consisting of land only), nine of which were under construction at December 31, 1996, to provide mortgage financing to the lessees of the 35 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $38,880,298 in gross offering proceeds from the sale of 3,888,030 additional shares of common stock during the period January 1, 1997 through April 2, 1997, and (iii) the application of such funds and $10,084,063 of cash and cash equivalents at December 31, 1996, to purchase 35 additional properties acquired during the period January 1, 1997 through April 2, 1997 (20 of which are under construction and consist of land and building, three properties which consist of land and building, eight properties which consist of land only and four properties which consist of building only), to provide mortgage financing to the lessee of the eight properties consisting of land only, to pay additional costs for the nine properties under construction at December 31, 1996, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of December 31, 1996, includes the transactions described in (i) above from its historical consolidated balance sheet, adjusted to give effect to the transactions in
(ii) and (iii) above, as if they had occurred on December 31, 1996.

      The Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1996, includes the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for the four of the properties that were acquired by the Company during the period January 1, 1996 through April 2, 1997, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) January 1, 1996, to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statement of Earnings for the remaining properties acquired by the Company during the period January 1, 1996 through April 2, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.


                                     CNL AMERICAN PROPERTIES FUND, INC.
                                               AND SUBSIDIARY
                               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                              DECEMBER 31, 1996

                                                           Pro Forma
            ASSETS                        Historical      Adjustments       Pro Forma
                                         ------------   ----------------   ------------
Land and buildings on operating
  leases, less accumulated
  depreciation                           $ 60,243,146   $ 27,446,275 (a)   $ 87,689,421
Net investment in direct
  financing leases (d)                     15,186,686      7,264,427 (a)     22,451,113
Cash and cash equivalents                  42,450,088    (10,084,063)(a)     32,366,025
Receivables                                   160,675                           160,675
Mortgage notes receivable                  13,389,607      4,200,000 (a)
                                                             (19,400)(a)
                                                             226,800 (c)     17,797,007
Organization costs, less
  accumulated amortization                     13,682                            13,682
Loan costs, less accumulated
  amortization                                 32,499                            32,499
Accrued rental income                         422,076                           422,076
Other assets                                2,926,589        (15,338)(a)
                                                            (466,405)(b)
                                                            (226,800)(c)      2,218,046
                                         ------------   ------------       ------------

                                         $134,825,048   $ 28,325,496       $163,150,544
                                         ============   ============       ============

      LIABILITIES AND
   STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                           $  3,521,816                      $  3,521,816
  Accrued interest payable                     13,164                            13,164
  Accrued construction costs
    payable                                 6,587,573   $ (6,587,573)(a)             -
  Accounts payable and other
    accrued expenses                           79,817                            79,817
  Due to related parties                      997,084                           997,084
  Rents paid in advance                       118,900                           118,900
  Deferred rental income                      335,849          7,018 (a)        342,867
  Other payables                               15,117                            15,117
                                         ------------   ------------       ------------
      Total liabilities                    11,669,320     (6,580,555)         5,088,765
                                         ------------   ------------       ------------

Minority interest                             288,301                           288,301
                                         ------------   ------------       ------------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and
    unissued 3,000,000 shares                      -                                 -
  Excess shares, $.01 par
    value per share.  Authorized
    and unissued 23,000,000
    shares                                         -                                 -
  Common stock, $.01 par value
    per share.  Authorized
    20,000,000 shares; issued
    and outstanding 13,944,715
    shares; issued and out-
    standing, as adjusted,
    17,832,745 shares                         139,447         38,880 (a)        178,327
  Capital in excess of par
    value                                 123,687,929     35,333,576 (a)
                                                            (466,405)(b)    158,555,100
  Accumulated distributions in
    excess of net earnings                   (959,949)                         (959,949)
                                         ------------   ------------       ------------
                                          122,867,427     34,906,051        157,773,478
                                         ------------   ------------       ------------

                                         $134,825,048   $ 28,325,496       $163,150,544
                                         ============   ============       ============


                                     See accompanying notes to unaudited
                                pro forma consolidated financial statements.


                                                    -22-






                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1996


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------   --------------  ----------

Revenues:
  Rental income from
    operating leases                  $3,717,886   $   60,938 (1)  $3,778,824
  Earned income from
    direct financing leases (2)          625,492       34,282 (1)     659,774
  Contingent rental income                13,920                       13,920
  Interest income from
    mortgage notes receivable          1,069,349                    1,069,349
  Other interest and income              780,037      (24,348)(3)     755,689
                                      ----------   ----------      ----------
                                       6,206,684       70,872       6,277,556
                                      ----------   ----------      ----------

Expenses:
  General operating and
    administrative                       542,564                      542,564
  Professional services                   58,976                       58,976
  Asset and mortgage management
    fees to related party                251,200        5,444 (4)     256,644
  State and other taxes                   56,184        1,218 (5)      57,402
  Depreciation and amortization          521,871        6,537 (6)     528,408
                                      ----------   ----------      ----------
                                       1,430,795       13,199       1,443,994
                                      ----------   ----------      ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture           4,775,889       57,673       4,833,562

Minority Interest in Income of
  Consolidated Joint Venture             (29,927)                     (29,927)
                                      ----------   ----------      ----------

Net Earnings                          $4,745,962   $   57,673      $4,803,635
                                      ==========   ==========      ==========

Earnings Per Share of
  Common Stock (7)                    $      .59                   $     0.60
                                      ==========                   ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                      8,071,670                    8,071,670
                                      ==========                   ==========


                      See accompanying notes to unaudited
                 pro forma consolidated financial statements.

                                     -23-






                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet:

(a) Represents gross proceeds of $38,880,298 from the issuance of 3,888,030 shares of common stock during the period January 1, 1997 through April 2, 1997, the receipt of $7,018 of rental income during construction (capitalized as deferred rental income), the receipt of $19,400 of deferred financing income (loan origination and commitment fees, net of legal fees) from the $4,200,000 mortgage financing described below, and $10,084,063 of cash and cash equivalents used (i) to acquire 35 properties for $28,966,712, of which four properties consist of building only, eight properties consist of land only and 23 properties consist of land and building, (ii) to fund estimated construction costs of $10,566,612 ($6,587,573 of which was accrued as construction costs payable at December 31, 1996) relating to nine wholly-owned properties under construction at December 31, 1996, (iii) to pay acquisition fees of $1,749,613 and reclassify from other assets $15,338 of acquisition fees previously incurred relating to the acquired properties, (iv) to pay selling commissions and offering expenses (stock issuance costs) of $3,507,842, which have been netted against capital in excess of par value and (v) to provide mortgage financing in the amount of $4,200,000 to the lessee of the eight properties consisting of land only.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                                    Estimated
                                                 purchase price
                                                (including con-
                                                 struction and         Acquisition
                                                 closing costs)            fees
                                                 and additional         allocated
                                               construction costs      to property       Total
                                               ------------------      -----------    -----------
      Jack in the Box in Las Vegas, NV             $ 1,247,333         $    66,822    $ 1,314,155
      Jack in the Box in Los Angeles, CA             1,396,771              74,827      1,471,598
      Jack in the Box in Moscow, ID                    909,814              48,740        958,554
      Jack in the Box in Kent, WA                    1,258,871              67,439      1,326,310
      Jack in the Box in Hollister, CA               1,060,819              56,830      1,117,649
      Jack in the Box in Kingsburg, CA               1,000,073              53,575      1,053,648
      Shoney's in Indian Harbour Beach, FL             642,870              34,440        677,310
      Jack in the Box in Murietta, CA                  951,485              50,973      1,002,458
      Jack in the Box in Humble, TX                    882,362              47,270        929,632
      Golden Corral in Winchester, KY                1,150,645              61,640      1,212,285
      Burger King in Kent, OH                          872,861              46,761        919,622
      Burger King in Chattanooga, TN                 1,110,330              59,482      1,169,812
      Denny's in Tampa, FL                           1,033,787              55,381      1,089,168
      Jack in the Box in Palmdale, CA                1,124,244              60,228      1,184,472
      Jack in the Box in Houston, TX                   860,735              46,110        906,845
      Golden Corral in Hopkinsville, KY              1,252,931              67,121      1,320,052
      Jack in the Box in Houston, TX                   904,945              48,479        953,424
      Black-eyed Pea in Bedford, TX                    619,336              33,179        652,515
      Black-eyed Pea in Dallas, TX                     619,320              33,178        652,498
      Black-eyed Pea in Ft. Worth, TX                  619,323              33,178        652,501
      Black-eyed Pea in Oklahoma City, OK              616,022              33,001        649,023
      Eight Pizza Huts (land only) in Ohio
        and West Virginia                            1,575,622              84,408      1,660,030
      Jack in the Box in Oxnard, CA                  1,244,340              66,661      1,311,001
      Bennigan's in Arvada, CO                       1,907,025             102,162      2,009,187
      Boston Market in Cedar Park, TX                  820,389              43,949        864,338
      Boston Market in Collinsville, IL                786,924              42,157        829,081
      Boston Market in Taylorsville, UT              1,296,749              69,469      1,366,218
      Burger King in Ooltewah, TN                    1,200,786              64,328      1,265,114
      Nine wholly owned properties under
        construction at December 31, 1996            3,979,039             213,163      4,192,202
                                                   -----------         -----------    -----------

                                                   $32,945,751         $ 1,764,951    $34,710,702
                                                   ===========         ===========    ===========

      Adjustment classified as follows:
          Land and buildings on operating leases                                      $27,446,275
          Net investment in direct financing leases                                     7,264,427
                                                                                      -----------

                                                                                      $34,710,702
                                                                                      ===========


                                     -24-






                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
                     FOR THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet - Continued:

(b) Represents reclassification of deferred stock issuance costs totalling $466,405 at December 31, 1996, to stock issuance costs which have been netted against capital in excess of par value.

(c) Represents reclassification of acquisition fees totalling $226,800 from other assets to mortgage notes receivable relating to the $4,200,000 mortgage financing transaction described in (a) above.

(d) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

Pro Forma Consolidated Statement of Earnings:

(1) Represents rental income from operating leases and earned income from direct financing leases for four of the properties acquired during the period January 1, 1996 through April 2, 1997, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of
      (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) January 1, 1996, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the four Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statement of Earnings.

                                                            Date Pro Forma
                                             Date Placed    Property Became
                                             in Service     Operational as
                                           By the Company   Rental Property
                                           --------------   ---------------

            Denny's in Grand Rapids, MI      March 1996      January 1996

            Denny's in McKinney, TX           June 1996       January 1996

            Boston Market in Merced, CA     October 1996       July 1996

            Boston Market in
              St. Joseph, MO                December 1996      June 1996

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned
      income.   The unearned income is amortized over the lease terms to
      provide a constant

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
                     FOR THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Statement of Earnings - Continued:

      rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

      Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the year ended December 31, 1996.

(2) See Note (d) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996, through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the year ended December 31, 1996.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996 through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $2,723,000 for the Pro Forma Properties for the year ended December 31,
      1996), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately two percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the year ended December 31, 1996.

ITEM 8.     CHANGE IN FISCAL YEAR.

                  Not applicable.

                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL AMERICAN PROPERTIES FUND, INC.


Dated:  April 16, 1997              By:   /s/ Robert A. Bourne
                                          ---------------------------
                                          ROBERT A. BOURNE, President